UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 22, 2004

          SUMMIT BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas (State of Incorporation)	0-11986 (Commission File Number)	75-1694807 (I.R.S. Employer ID No.)

3880 Hulen Street, Fort Worth, Texas 76107
(Address of principal executive offices)

          (817) 336-6817
(Registrant’s telephone number, including area code)

                                  N/A
(Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Not Applicable

ITEM 5. OTHER EVENTS

Not Applicable

ITEM 6. RESIGNATIONS OF REGISTRANT’S DIRECTORS

Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 21, 2004

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable

ITEM 9. REGULATION F D DISCLOSURE

See Item 12

ITEM 10.	AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS
Not Applicable

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 21, 2004, Summit Bancshares, Inc. (“Summit Bancshares”) issued a press release announcing its earnings for the fourth quarter of 2003. A copy of Summit Bancshares’ press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 12 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                                                           SUMMIT BANCSHARES, INC.

DATE: January 22, 2004                                                                                                    By: /s/ Bob G. Scott

                                                                                                                                              Bob G. Scott, Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 21, 2004